                                                                Exhibit 32.2

                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Competitive Companies, Inc. (the
"Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
David Kline II, as Chief Executive Officer of the Company, certify, pursuant to
18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of
2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                                     By /s/  David Kline II
                                                     David Kline II
                                                     Chief Executive Officer

November 17, 2003